UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  June 9, 2004

Capital One Funding, LLC

as Depositor on behalf of

Capital One Master Trust

 (Exact name of registrant as specified in its charter)

Virginia	0–25762	54–1719855
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia		23060
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code):
(804) 967-1000

(Former name or former address, if changed since last report):
Not Applicable

Item 5.                                                                    Other Events

The May 2004 monthly Certificateholder’s Statements to investors were distributed June 9, 2004.

Item 7 (c).                                                   Exhibits

The following are filed as exhibits to this Report under Exhibit 20:

20.1	May 2004 Performance Summary
20.2	Series 1998-1 Class A and Class B Certificateholder’s Statements for the month of May 2004
20.3	Series 1999-3 Class A and Class B Certificateholder’s Statements for the month of May 2004
20.4	Series 2000-2 Class A and Class B Certificateholder’s Statements for the month of May 2004
20.5	Series 2000-3 Class A and Class B Certificateholder’s Statements for the month of May 2004
20.6	Series 2000-4 Class A and Class B Certificateholder’s Statements for the month of May 2004
20.7	Series 2001-1 Class A and Class B Certificateholder’s Statements for the month of May 2004
20.8	Series 2001-2 Class A and Class B Certificateholder’s Statements for the month of May 2004
20.9	Series 2001-3 Class A and Class B Certificateholder’s Statements for the month of May 2004
20.10	Series 2001-4 Class A and Class B Certificateholder’s Statements for the month of May 2004
20.11	Series 2001-5 Class A and Class B Certificateholder’s Statements for the month of May 2004
20.12	Series 2001-6 Class A and Class B Certificateholder’s Statements for the month of May 2004
20.13	Series 2001-7 Class A and Class B Certificateholder’s Statements for the month of May 2004
20.14	Series 2001-8 Class A and Class B Certificateholder’s Statements for the month of May 2004
20.15	Series 2002-1 Class A and Class B Certificateholder’s Statements for the month of May 2004
20.16	Series 2002-2 Class A and Class B Certificateholder’s Statements for the month of May 2004
20.17	Series 2002-3 Class A and Class B Certificateholder’s Statements for the month of May 2004
20.18	Series 2002-4 Class A and Class B Certificateholder’s Statements for the month of May 2004
20.19	Trust Excess Spread Analysis

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

CAPITAL ONE MASTER TRUST

	By:	CAPITAL ONE FUNDING, LLC, as Depositor

	By:	/s/ Stephen E. Cunningham
	Name:	Stephen E. Cunningham
	Title:	Assistant Vice President

Date: June 9, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

FORM 8–K

CAPITAL ONE FUNDING, LLC, as Depositor

CAPITAL ONE MASTER TRUST

CAPITAL ONE BANK

(Exact name of registrant as specified in its charter)

INDEX TO EXHIBITS

Exhibit Number	Exhibits	Sequentially Numbered Page

20.1	May 2004 Performance Summary	07

20.2	Series 1998-1 Class A and Class B Certificate- holder’s Statements for the month of May 2004	09

20.3	Series 1999-3 Class A and Class B Certificate- holder’s Statements for the month of May 2004	11

20.4	Series 2000-2 Class A and Class B Certificate- holder’s Statements for the month of May 2004	13

20.5	Series 2000-3 Class A and Class B Certificate- holder’s Statements for the month of May 2004	15

20.6	Series 2000-4 Class A and Class B Certificate- holder’s Statements for the month of May 2004	17

20.7	Series 2001-1 Class A and Class B Certificate- holder’s Statements for the month of May 2004	19

20.8	Series 2001-2 Class A and Class B Certificate- holder’s Statements for the month of May 2004	21

20.9	Series 2001-3 Class A and Class B Certificate- holder’s Statements for the month of May 2004	23

20.10	Series 2001-4 Class A and Class B Certificate- holder’s Statements for the month of May 2004	25

20.11	Series 2001-5 Class A and Class B Certificate- holder’s Statements for the month of May 2004	27

20.12	Series 2001-6 Class A and Class B Certificate- holder’s Statements for the month of May 2004	29

20.13	Series 2001-7 Class A and Class B Certificate- holder’s Statements for the month of May 2004	31

20.14	Series 2001-8 Class A and Class B Certificate- holder’s Statements for the month of May 2004	33

20.15	Series 2002-1 Class A and Class B Certificate- holder’s Statements for the month of May 2004	35

20.16	Series 2002-2 Class A and Class B Certificate- holder’s Statements for the month of May 2004	37

20.17	Series 2002-3 Class A and Class B Certificate- holder’s Statements for the month of May 2004	39

20.18	Series 2002-4 Class A and Class B Certificate- holder’s Statements for the month of May 2004	41

20.19	Trust Excess Spread Analysis	43